Listing Report:Supplement No. 50 dated Feb 08, 2011 to Prospectus dated Jan 12, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jan 12, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jan 12, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 489211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$244.92

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1996	Debt/Income ratio:	26%
Credit score:	740-759 (Feb-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 11	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,628	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	chairman5	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Transferring a loan
Purpose of loan:
I have a prosper loan in good standing under my ex-husbands name.? I would like to transfer it into my own name to facilitate the finalization of our settlement.? The loan is in the amount of $6,000 which we used to pay off some debt.??

My financial situation:
I am a good candidate for this loan because I pay my bills on time, I work hard and I pay my debts in full.

Monthly net income: $4,500

Monthly expenses: $2,200?
??Housing: $450?
??Insurance: $100
??Car expenses: $500
??Utilities: $200
??Phone, cable, internet: $150
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $500
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 492951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	1.55%
Term:	60 months

Lender yield:	8.55%	Borrower rate/APR:	9.55% / 9.77%	Monthly payment:	$525.66

Lender servicing fee:	1.00%	Effective Yield*:	8.54%
		Estimated return*:	6.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jan-1975	Debt/Income ratio:	15%
Credit score:	820-839 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 15	Length of status:	24y 6m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$188,431	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	fund-taco5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business Start-Up Expenses
Purpose of loan:
The purpose of this loan is to start a side business with my son.? He has lived in Beijing, China for five years and speaks fluent Mandarin.? Last year he saw success by helping a US-based school admission officer find qualified Chinese students.?My son has since decided to turn this into a business and has established an official presence in Beijing. ?My wife, who has years of experience in higher education and private education,?and I are helping him establish a US presence. ? Since 18% of international students studying in America are Chinese (127,628) and this number of applications grows by 20-30% each year,?I am convinced that this business will thrive, and several schools have already requested services even at this early stage.

I am a great candidate because of my stable job (I am a doctor and own my practice); I have excellent credit history and have ample assets to cover the value of this loan.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 492991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	8.70%
Term:	36 months

Lender yield:	18.99%	Borrower rate/APR:	19.99% / 23.38%	Monthly payment:	$74.32

Lender servicing fee:	1.00%	Effective Yield*:	18.55%
		Estimated return*:	9.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1976	Debt/Income ratio:	13%
Credit score:	700-719 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	39y 3m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,715	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	mighty-trade0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
samantha
Purpose of loan:
This loan will be used to?
I am in the process of getting custody of my granddaughter, I need to pay my lawyer.
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
3100.00
Monthly expenses: $
??Housing: $ 00
??Insurance: $? 155.00
??Car expenses: $
??Utilities: $ 225.00
??Phone, cable, internet: $ 185.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 275.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$285.74

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2006	Debt/Income ratio:	27%
Credit score:	660-679 (Feb-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 10	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,748	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	Yes
Screen name:	new-loan-searcher	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
tarro the great
Purpose of loan:
This loan will be used to?
pay off some debts and get a good transportation vehicle
My financial situation:
I am a good candidate for this loan because?
i pay all of my bills on time and when i can, i pay them off in full
Monthly net income: $
2000.
Monthly expenses: $
??Housing: $ 577.
??Insurance: $
??Car expenses: $ 50.
??Utilities: $ 100.
??Phone,50. cable, internet: $
??Food, entertainment: $50.
??Clothing, household expenses $
??Credit cards and other loans: $ 300.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$244.92

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1973	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Feb-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	9 / 7	Length of status:	0y 3m
Amount delinquent:	$98	Total credit lines:	52	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,856	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	loan-sunrise	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
roscoe1
Purpose of loan:
This loan will be used to? pay off medical bills.?

My financial situation:
I am a good candidate for this loan because? I have funds deposited into my checking account on the 25th of each month.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	9.80%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.49%	Monthly payment:	$159.02

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	13.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1992	Debt/Income ratio:	29%
Credit score:	700-719 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,364	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	75%
		Homeownership:	No
Screen name:	paulieusmc	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 74% )	700-719 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	7 ( 23% )	680-699 (Jun-2008)
Principal balance:	$836.05	31+ days late:	1 ( 3% )
Total payments billed:	31
Description
Debt consolidation
Purpose of loan:
This loan will be used to? Consolidate bills

My financial situation:
I am a good candidate for this loan because? I make a very good living as an Internet Sales Consultant

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 470
??Insurance: $ 45
??Car expenses: $ 550
??Utilities: $ 75
??Phone, cable, internet: $ 20
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 900
??Other expenses: $ 750
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$306.15

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1997	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Feb-2011)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	purpledolphin	Borrower's state:	Oregon	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
health care administration student
Purpose of loan:
This loan will be used to?
pay for college tuition for the next 18 months. I am recently divorced after nearly 30 years of marriage. I am a former LPN and plan to graduate from Warner Pacific College 10/2012. I am hoping to go to work in this next?10 months and start paying back this loan. I am currently a lender.
My financial situation:
I am a good candidate for this loan because? I do get spousal support every month. I live very frugally and I am pretty careful with money.

Monthly net income: $ 1,000.

Monthly expenses: $
??Housing: $??70.
?Insurance: $ paid up for 6 months.
??Car expenses: $ Car is paid for.
??Utilities: $ 30.
??Phone, cable, internet: $ 51.
??Food, entertainment: $ 50.
??Clothing, household expenses $?0
??Credit cards and other loans: $ I pay balance off every month.
??Other expenses: $ 120.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 490154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1996	Debt/Income ratio:	127%
Credit score:	740-759 (Feb-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	34 / 32	Length of status:	17y 0m
Amount delinquent:	$0	Total credit lines:	69	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$48,822	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	velocity-meadow	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 492554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	8.70%
Term:	36 months

Lender yield:	18.99%	Borrower rate/APR:	19.99% / 23.38%	Monthly payment:	$278.69

Lender servicing fee:	1.00%	Effective Yield*:	18.55%
		Estimated return*:	9.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1998	Debt/Income ratio:	21%
Credit score:	700-719 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	13y 8m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,506	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	fund-ferret9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to? personal

My financial situation:
I am a good candidate for this loan because? I am trying to rebuild my credit.

Monthly net income: $4,800

Monthly expenses: $ 1,685.22
??Housing: $ 872.22
??Insurance: $ 173.00
??Car expenses: $
??Utilities: $ 75
??Phone, cable, internet: $?225
??Food, entertainment: $ 240
??Clothing, household expenses $100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 492754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,200.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,200	Estimated loss*:	9.80%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.49%	Monthly payment:	$286.23

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	13.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1989	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	12y 6m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,175	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	MGM23	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 100% )	780-799 (Latest)
Principal borrowed:	$11,900.00	< 31 days late:	0 ( 0% )	800-819 (Jun-2010) 820-839 (Jun-2008)
Principal balance:	$3,230.67	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Apartment Upgrade for Rental
Purpose of loan:
This loan will be used to? fix up 2-bedroom basement apartment with kitchen and living room in preparation for $750 month rental with an initial 2-year agreement.?? This $750 will be additional and new income that is not included in the figures below.?

My financial situation:
I am a good candidate for this loan because? we are an honest and and hard-working family.?

Monthly net income: $ 8900

Monthly expenses: $?7090?Total
??Housing: $ 2700
??Insurance: $ 350
??Car expenses: $ 525
??Utilities: $ 450
??Phone, cable, internet: $ 300
??Food, entertainment: $ 775
??Clothing, household expenses $ 840
??Credit cards and other loans: $ 500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	3.50%
Term:	36 months

Lender yield:	8.55%	Borrower rate/APR:	9.55% / 11.65%	Monthly payment:	$480.84

Lender servicing fee:	1.00%	Effective Yield*:	8.53%
		Estimated return*:	5.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1983	Debt/Income ratio:	6%
Credit score:	760-779 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$522	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	justice-amplifier3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Free-At-Last
Purpose of loan:
This loan will be used to?get rid of debt once and for all.? I am more than capable of making monthly payments and would like to make fewer payments at a better rate to rid myself of this debt.? I was an unfortunate participate in a divorce and am trying to make an example for my three sons on making good choices and keeping up with your responsibilities.

My financial situation:
I am a good candidate for this loan because I am currently employed with a growing solar company and have been with them for the last three years.?I have?other income from alimony as well. ?My ambitions are continued growth with?my current?company and?with my?personal experiences.??I make all of my payments on time, and have enjoyed the challenge of learning to be frugal.? I just need someone willing to?see my worth and make an investment in me so that I can?make my life and my boys' lives more positive and fulfilling.? I want?to be able to one day?soon turn it around and help others in the same situation as myself!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,900.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,030	Estimated loss*:	7.70%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 21.34%	Monthly payment:	$104.83

Lender servicing fee:	1.00%	Effective Yield*:	16.60%
		Estimated return*:	8.90%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1991	Debt/Income ratio:	10%
Credit score:	700-719 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	13y 7m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,961	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	compassion-seagull5	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	740-759 (May-2010)
Principal balance:	$0.09	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
MIdas 320
Purpose of loan:
This loan will be used to?Buy a small mixing console for a future business I am setting up for after retirement.

My financial situation:
I am a good candidate for this loan because?Despite the iditiotic Prosper/Experian rating of "C",with no delinquent payments to ANYONE, in fact, paying off my last Prosper loan with over 2 years left in the agreement, I pay my debts and bills.

Monthly net income: $ About 3200.00

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $ 100.00 for all.
??Car expenses: $ 240.00
??Utilities: $ 250.00
??Phone, cable, internet: $?200.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ Please understand that all of the above expenses are split down the middle with my wife.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 16.65%	Monthly payment:	$516.24

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1994	Debt/Income ratio:	8%
Credit score:	700-719 (Feb-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$403,995	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	cash-saver3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical for Daughter
Purpose of loan:
This loan will be used to?
Pay for medical expenses for our daughter.
My financial situation:
I am a good candidate for this loan because??
I have been in the same industry with a strong income and good credit history for 18 years.? I pay my bills.
Monthly net income: $ 11,600.67

Monthly expenses: $
??Housing: $ 1100.00
??Insurance: $ 127.00
??Car expenses: $?0
??Utilities: $ 275.00
??Phone, cable, internet: $?99.00
??Food, entertainment: $ 1100.00
??Clothing, household expenses $ 400.00
??Credit cards and other loans: $ 900.00
??Other expenses: $ 2500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$306.15

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1991	Debt/Income ratio:	17%
Credit score:	680-699 (Feb-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	30y 6m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,939	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Bankcard utilization:	40%
		Homeownership:	No
Screen name:	direct-loot6	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
3 Years To Pay 7500
Purpose of loan:
This loan will be used to? pay off some credit cards and make everything to one payment. I want to put some money away to fix up the house.

My financial situation:
I am a good candidate for this loan because?I can afford the monthly payments and i have a steady job that holds ground.?

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 130
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 493202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$285.74

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1986	Debt/Income ratio:	17%
Credit score:	660-679 (Feb-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	14 / 13	Length of status:	0y 5m
Amount delinquent:	$11,744	Total credit lines:	48	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,960	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	14	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	red-asset-nexus	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SRA Debt Consolidation
Purpose of loan:
This loan will be used to?debt consolidation

My financial situation:
I am a good candidate for this loan because?I am employed. I have indefinite tenure which means I cannot be fired and will always have a paycheck.

Monthly net income: $

Monthly expenses: $
??Housing: $2100
??Insurance: $106
??Car expenses: $800
??Utilities: $250
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $250
??Credit cards and other loans: $100
??Other expenses: $250
Information in the Description is not verified.